Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2021
Premises and Equipment
Schedule of major classifications of premises and equipment

Major classifications of premises and equipment, stated at cost, are as follows:

	2021	2020

	(In thousands)
Land, buildings and improvements	$19,838	$19,956
Furniture and equipment	15,079	15,051
Computer software	2,284	2,225
	37,201	37,232
Less accumulated depreciation	(24,444)	(23,489)
Net premises and equipment	$12,757	$13,743